Net income (loss) per share	9 Months Ended
May 31, 2022
Profit or loss [abstract]
Net income (loss) per share

5.	Net income (loss) per share

Basic net income (loss) per share is calculated using the weighted-average number of common shares outstanding during each period. Diluted net income (loss) per share assumes the conversion, exercise, or issuance of all potential common share equivalents unless the effect is to reduce the loss or increase the income per share. For purposes of this calculation, stock options, warrants and RSU’s are potential common shares and are only included in the calculation of diluted net income (loss) per share when their effect is dilutive.

Due to the net loss from continuing operations during the three and nine months ended May 31, 2022, and the nine months ended 2021, all outstanding options, restricted share units and warrants were excluded from diluted weighted-average common shares outstanding as their effect was anti-dilutive. Weighted average common shares outstanding for the three and nine months ended May 31, 2022, and 2021 were 15,653,419 and 15,618,068, respectively (May 31, 2021- 14,402,785 and 10,748,434,respectively. Diluted weighted average common shares for the three and nine months ended May 31, 2022, and 2021 were 16,983,103 and 18,055,081, respectively (May 31, 2021- 17,120,843 and 12,359,163, respectively.

Engine Gaming and Media, Inc.

(formerly Engine Media Holdings, Inc.)

Notes to the Interim Condensed Consolidated Financial Statements

For the three and nine months ended May 31, 2022 and 2021

(Unaudited)

(Expressed in United States Dollars)